                                                                   EXHIBIT 10.85

               AMENDMENT NO. 21 TO CREDIT AGREEMENT AND CONSENT

          THIS AMENDMENT NO. 21 TO CREDIT AGREEMENT AND CONSENT (the "Amendment") dated as of October 29, 1999 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), each other Loan Party, PNC Bank, National Association; Bank Austria Creditanstalt Corporate Finance, Inc., (formerly known as Creditanstalt AG, formerly known as Creditanstalt Bankverein); First Union National Bank (as successor by merger to First Union National Bank of North Carolina); Mellon Bank, N.A.; Toronto Dominion (New
York), Inc.; Bankers Trust Company; Credit Lyonnais New York Branch; AmSouth Bank; Bank of Tokyo-Mitsubishi Trust Company; The Fuji Bank, Limited New York Branch; SunTrust Bank, Central Florida, N.A.; Bank One Kentucky, NA; Fleet National Bank; Comerica Bank; Bank One, NA (formerly known as The First National Bank of Chicago); The Industrial Bank of Japan, Limited, New York Branch; General Electric Capital Corporation; and Riggs Bank N.A. (collectively, the "Banks"), First Union National Bank, in its capacity as syndication agent for the Banks and PNC Bank, National Association, in its capacity as administrative agent for the Banks (the "Administrative Agent").

                         W  I  T  N  E  S  S  E  T  H:

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $250,000,000 revolving credit facility to the Borrower;

          WHEREAS, the Loan Parties have deposited cash proceeds of Collateral, as cash collateral, to the Letter of Credit Cash Collateral Account as defined in the Credit Agreement;

          WHEREAS, there are the Commitment Fee payment under the Credit Agreement, the Letter of Credit Fee payment under the Credit Agreement and quarterly interest payments due under the Credit Agreement and the Term Loan Agreement on October 1, 1999; and

          WHEREAS, the Borrower and its Subsidiaries have requested that the cash in the Letter of Credit Cash Collateral Account be used only to the extent necessary to make the Commitment Fee payment under the Credit Agreement, the Letter of Credit Fee payment under the Credit Agreement and the quarterly interest payments on the Credit Agreement and the Term Loan Agreement each due October 1, 1999 in the ordinary course, to pay any mortgage taxes, recording taxes or similar taxes, and all recording and filing fees, in connection with the additional documents required by paragraph 4(b) hereof, and to pay fees and expenses required to be paid by the Borrower pursuant to paragraph 4(e) hereof, all on the terms as hereinafter provided.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

          1.  Definitions.
              -----------

          Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

          2.  Amendments to Credit Agreement.
              ------------------------------

          (a) Section 1.01 [Certain Definitions] of the Credit Agreement is hereby amended by the addition of the following new definitions:

          "Amendment No. 21  shall mean that certain Amendment No. 21 to Credit
           ----------------
     Agreement dated October 29, 1999 among Borrower, the other Loan Parties, the Banks and Administrative Agent, together with schedules and exhibits thereto."

          "Cash Deposit Agreement" shall mean that certain agreement dated
           ----------------------
     October 29, 1999 among the Borrower, First Union and the Administrative Agent attached to Amendment No. 21 as Exhibit A.
                                           ----------

          "First Union" shall mean First Union National Bank."
           -----------

          "Healthcare Facility" means any of the following that are from time to
           -------------------
     time owned or operated by a Loan Party: (i) a hospital, outpatient clinic, nursing home center, assisted or independent living community, long-term care facility or any other facility that is used or useful in the provision of healthcare or custodial care services, (ii) any healthcare business affiliated or associated with a Healthcare Facility (as defined in clause
     (i)) or (iii) any business related or ancillary to the provision of healthcare services or the operation of a Healthcare Facility (as defined in clause (i)) including, but not limited to, contract therapy services, as well as hospice and home care services; and "Healthcare Facilities" means
                                                  ----------------------------
     more than one Healthcare Facility.
     ---------------------------------

          "Medicaid" means the medical assistance program established by Title
           --------
     XIX of the Social Security Act (42 U.S.C. (S)(S) 1396 et seq.) and any
                                                           -- ---
     statutes succeeding thereto.

          "Medicare" means the health insurance program for the aged and
           --------
     disabled established by Title XVIII of the Social Security Act (42 U.S.C.
     (S)(S) 1995 et seq.) and any statutes succeeding thereto.
                 -- ---

          "Twenty-First Amendment Effective Date shall mean October 29, 1999."
           -------------------------------------

          (b) Section 1.01 [Certain Definitions] of the Credit Agreement is hereby amended by restating in its entirety the definition of the term Collateral Agent to read as follows:

          "Collateral Agent shall mean, as the context requires, (i) PNC Bank,
           ----------------
     National Association in its capacity as the collateral agent under the Collateral Sharing Agreement and its successors, and its assigns in such capacity or (ii) First Union in its capacity as collateral agent under the Cash Deposit Agreement attached to Amendment No. 21 as Exhibit A and its
                                                            ---------
     successors, and its assigns in such capacity."

          (c) Section 8.03 [Reporting Requirements] of the Credit Agreement is hereby amended by adding a new subsection (k) which reads as follows:

          "(k) Notices Regarding Certain Healthcare Reporting Events.  Promptly
               ------------------------------------------------------
     upon a Responsible Officer, any responsible person of any Loan Party, in-house general counsel of MPN or in-house general counsel of the Borrower receiving notice of the occurrence or threatened occurrence of (i) the termination of any Medicare or Medicaid contracts or conditional accreditation, (ii) denial of payment for new Medicare or Medicaid admissions, (iii) operation under involuntary receivership or involuntary management, (iv) any Healthcare Facilities which are subject to terminated Medicare or Medicaid contracts, an admissions hold or current civil money penalties in excess of $2,000 per day or are operating under involuntary receivership or involuntary management (any of the foregoing events required to be disclosed thereon being a "Reporting Event") or (v) a material change in status with respect to any Reporting Event or any Healthcare Facility becoming subject to an additional Reporting Event, written notice thereof setting forth the nature of such Reporting Event and what action the Borrower has taken, is taking or proposes to take with respect thereto, written notice to the Administrative Agent setting forth the details of such occurrence."

          3.   Use of Cash Collateral to Make Interest Payment.  On October 29,
               -----------------------------------------------
1999 the Collateral Agent shall deliver from the Letter of Credit Cash Collateral Account to the Administrative Agent under the Credit Agreement and the administrative agent under the Term Loan Agreement such amount of available funds as is necessary to make the Commitment Fee payment under the Credit Agreement, the Letter of Credit Fee payment under the Credit Agreement and the quarterly interest payments under the Credit Agreement and the Term Loan Agreement each due on October 1, 1999 in the ordinary course, as well as to pay any mortgage taxes, recording taxes or similar taxes, and all recording and filing fees, in connection with the additional documents required by paragraph 4(b) hereof, and to pay fees and expenses required to be paid by the Borrower pursuant to paragraph 4(e) hereof. Notwithstanding anything to the contrary contained in the Credit Agreement, the Term Loan Agreement or any of the other Loan Documents, the next Interest Payment Date will be January 3, 2000.

          4.   Other Matters.
               -------------

          (a)  Updated Schedules.  The Borrower covenants and agrees that it
               -----------------
shall deliver to the Administrative Agent, in form and substance satisfactory to the Agents, the following amended and restated Schedules on the Twenty-First Amendment Effective Date: Schedule 1.01(P) [Permitted Liens], Schedules 6.01(a)
                          ----------------                    -----------------
and (c) [Qualification to do Business, Subsidiaries and Excluded Entities],
-------
Schedule 6.01(aa) [Owned and Leased Real Property of the Loan Parties; Matters
-----------------
Regarding Certain Leased Facilities and Indebtedness of Certain Subsidiaries],
Schedule 8.02(c) [Guaranties] and Schedule 8.02(d) [Restricted Investments],
----------------                  ----------------
provided that the Borrower shall not be obligated to cause new Lien searches or title examinations to be performed in connection therewith.

          (b)  Execution of Mortgages and Joinder Documents.  On or before the
               --------------------------------------------
date hereof the Borrower and each applicable Subsidiary of the Borrower shall have executed and delivered to the Collateral Agent, in form and substance acceptable to the Collateral Agent, the following the documents: First Mortgages for Mariner Health Care of Greater Laurel Facility (Mariner Health Care of Greater Laurel Facility), Seventeenth St. Associates Limited Partnership (Mariner Health Care of Huntington Facility), Beechwood Heritage Retirement Community, Inc. (Heritage Harbour Health & Retirement Center Facility) and Pinnacle Care Corporation of North Carolina (Mariner Health Care of Wilmington Facility). On or before the date hereof the Borrower and each applicable Subsidiary of the Borrower shall have executed and delivered to the Collateral Agent, in form and substance acceptable to the Collateral Agent, the joinder documents, financing statements, stock powers, stock certificates and the other documents listed on Schedule B attached hereto.
                                                     ----------

          (c) Delivery of Requested Information.  The Borrower shall and shall
              ---------------------------------
cause each Subsidiary of the Borrower to use its best efforts to deliver to the Administrative Agent and the Administrative Agent's legal and other advisors all information on the attached Schedule C by the date indicated thereon with
                            ----------
respect to the Borrower and its Subsidiaries and such other information that is requested by the Agents and the Banks and their legal and other advisors, including, but not limited to, Buchanan Ingersoll, P.C., counsel to the Administrative Agent and the Collateral Agent, Kennedy Covington Lobdell & Hickman L.L.P. counsel to the Syndication Agent, O'Melveny & Myers LLP, special counsel to the Banks, and Houlihan Lokey Howard & Zukin or any other financial advisors and other experts engaged by the Agents or the Banks.

          (d) Consents. Each Bank consents to the appointment of First Union as
              --------
collateral agent with respect to the cash deposited in the deposit accounts pursuant to the Cash Deposit Agreement attached hereto as Exhibit A. All
                                                          ---------
deposit accounts held by First Union for the benefit of the Banks, the Agents, the Term Loan Banks and the agents under the Term Loan Agreement shall be deemed to be Collateral under the Credit Agreement and Collateral as such term is defined in and for the purpose of the Term Loan Agreement and shall be deemed to be Shared Collateral as such term is defined in and for the purpose of the Collateral Sharing Agreement and any distributions following a Foreclosure Action (as defined in the Collateral Sharing Agreement) with respect to the Cash Deposit Agreement shall be distributed as Shared Collateral in accordance with the Collateral Sharing Agreement.

          (e) Fees and Expenses.  The Borrower shall have paid (i) legal and
              -----------------
other advisor fees of Buchanan Ingersoll, P.C., counsel to the Administrative Agent and the Collateral Agent, Kennedy Covington Lobdell & Hickman L.L.P. counsel to the Syndication Agent, O'Melveny & Myers LLP, special counsel to the Banks, and Houlihan Lokey Howard & Zukin or any other financial advisors and other experts engaged by the Agents or the Banks as a group for which bills have been rendered, and (ii) all other out-of-pocket costs, expense and disbursements accrued and unpaid for which bills have been rendered and the out-of-pocket costs, expenses and disbursements of the Agents including, without limitation, reasonable fees of the foregoing counsel and advisors, including, without limitation, those incurred in connection with this Amendment for which bills have been rendered.

          (f) Legal Details; Counterparts.  All legal details and proceedings in
              ---------------------------
connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agents, the Administrative Agent shall have received from the Borrower and the requisite Banks an executed original of this Amendment and the the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agents.

          5.   Conditions of Effectiveness of Amendment of Credit Agreement; and
               -----------------------------------------------------------------
Related Matters. The effectiveness of this Amendment is expressly conditioned
---------------
upon satisfaction of each of the following conditions precedent unless waived by the Agents:

          (a)  Execution of Cash Deposit Agreement. The Borrower and each
               -----------------------------------
Subsidiary of the Borrower shall have executed and satisfied the conditions of the Cash Deposit Agreement attached hereto as Exhibit A, including, without
                                              ---------
limitation, the provisions of paragraph 2 thereof (with the exception of those provisions which relate to future acts).

          (b)  DIP Projections. The Borrower and each Subsidiary of the Borrower
               ---------------
shall have delivered to the Administrative Agent projections regarding debtor-in-possession financing.

          (c)  Representations and Warranties. The representations and
               ------------------------------
warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof (taking into account this Amendment) with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein or which relate to the financial condition of the Loan Parties).

          (d)  Interest, Fees and Expenses.  To the extent the cash in the
               ---------------------------
Letter of Credit Cash Collateral Account is insufficient to pay interest, fees and expenses required to be paid by the Borrower pursuant to paragraph 3 hereof, the Borrower shall have paid (i) the Commitment Fee payment under the Credit Agreement, the Letter of Credit Fee payment under the Credit Agreement and the quarterly interest payments under the Credit Agreement and the Term Loan Agreement each due on October 1, 1999 in the ordinary course, (ii) any mortgage taxes, recording taxes or similar taxes, and all recording and filing fees, in connection with the additional documents required by paragraph 4(b) hereof,
(iii) legal and other advisor fees of Buchanan Ingersoll, P.C., counsel to the Administrative Agent and the Collateral Agent, Kennedy Covington Lobdell & Hickman L.L.P. counsel to the Syndication Agent, O'Melveny & Myers LLP, special counsel to the Banks, and Houlihan Lokey Howard & Zukin or any other financial advisors and other experts engaged by the Agents or the Banks as a group for which bills have been rendered, and (iv) all other out-of-pocket costs, expense and disbursements accrued and unpaid for which bills have been rendered and the out-of-pocket costs, expenses and disbursements of the Agents including, without limitation, reasonable fees of the foregoing counsel and advisors, including, without limitation, those incurred in connection with this Amendment for which bills have been rendered.

          6.   Force and Effect. Except as otherwise expressly modified by this
               ----------------
Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

          7.   Governing Law.  This Amendment shall be deemed to be a contract
               -------------
under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          8.   Effective Date; Certification of the Loan Parties.  This
               -------------------------------------------------
Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 5 hereof and (ii) receipt by the Administrative Agent of duly executed counterpart signature pages of this Amendment from the Loan Parties, the Agents and the requisite Banks, and from and after such date this Amendment shall be binding upon the Loan Parties, each Bank and the Agents, and their respective successors and assigns permitted by the Credit Agreement. Each of the Loan Parties, by executing this Amendment, hereby certifies that this Amendment has been duly executed.

                             [INTENTIONALLY BLANK]

                  [SIGNATURE PAGE 1 OF 19 TO AMENDMENT NO. 21]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                    MARINER HEALTH GROUP, INC.

                                    By:____________________________
                                    Name:__________________________
                                    Title:_________________________


                                    GUARANTORS:

                                    EACH GUARANTOR LISTED ON
                                    SCHEDULE A ATTACHED HERETO



                                    By:____________________________
                                    Name:__________________________
                                    Title:__________________of each
                                    Guarantor listed on Schedule A attached
                                    hereto which is a corporation and of each
                                    corporation listed on Schedule A attached
                                    hereto which is the general partner or
                                    member of a Guarantor

                  [SIGNATURE PAGE 2 OF 19 TO AMENDMENT NO. 21]


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Administrative Agent

                                    By:____________________________
                                    Name:__________________________
                                    Title:_________________________

                  [SIGNATURE PAGE 3 OF 19 TO AMENDMENT NO. 21]


                                    FIRST UNION NATIONAL BANK
                                    individually and as Syndication Agent

                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                 [SIGNATURE PAGE 4 OF 19 TO AMENDMENT NO. 21]


                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.

                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                 [SIGNATURE PAGE 5 OF 19 TO AMENDMENT NO. 21]


                                    MELLON BANK, N.A.


                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                 [SIGNATURE PAGE 6 OF 19 TO AMENDMENT NO. 21]


                                    TORONTO DOMINION (NEW YORK), INC.

                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                 [SIGNATURE PAGE 7 OF 19 TO AMENDMENT NO. 21]


                                    BANKERS TRUST COMPANY

                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                  [SIGNATURE PAGE 8 OF 19 TO AMENDMENT NO. 21]


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                 [SIGNATURE PAGE 9 OF 19 TO AMENDMENT NO. 21]


                                    AMSOUTH BANK

                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                 [SIGNATURE PAGE 10 OF 19 TO AMENDMENT NO. 21]


                                         BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY

                                         By:_____________________________
                                         Name:___________________________
                                         Title:__________________________

                 [SIGNATURE PAGE 11 OF 19 TO AMENDMENT NO. 21]


                                         THE FUJI BANK, LIMITED NEW YORK
                                             BRANCH

                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                 [SIGNATURE PAGE 12 OF 19 TO AMENDMENT NO. 21]


                                          SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                 [SIGNATURE PAGE 13 OF 19 TO AMENDMENT NO. 21]


                                          BANK ONE, KENTUCKY, NA


                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                 [SIGNATURE PAGE 14 OF 19 TO AMENDMENT NO. 21]


                                          FLEET NATIONAL BANK

                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                 [SIGNATURE PAGE 15 OF 19 TO AMENDMENT NO. 21]


                                          COMERICA BANK

                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                 [SIGNATURE PAGE 16 OF 19 TO AMENDMENT NO. 21]


                                          BANK ONE, NA

                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                 [SIGNATURE PAGE 17 OF 19 TO AMENDMENT NO. 21]


                                          THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, NEW YORK BRANCH

                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                 [SIGNATURE PAGE 18 OF 19 TO AMENDMENT NO. 21]


                                          GENERAL ELECTRIC CAPITAL
                                             CORPORATION

                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                 [SIGNATURE PAGE 19 OF 19 TO AMENDMENT NO. 21]


                                          RIGGS BANK N.A.

                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

STATE OF TENNESSEE

COUNTY OF DAVIDSON


     On the _____ day of ___________, 1999 personally appeared _______________, as the __________ President of SunTrust Bank, Central Florida, N.A., and before me executed the attached AMENDMENT NO. 21 dated as of _____________, 1999 to the Credit Agreement between Mariner Health Group, Inc., with SunTrust Bank, Central Florida, N.A., as Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.



               _________________________________________________________________
               Signature of Notary Public, State of ____________________________



               _________________________________________________________________
               (Print, Type or Stamp Commissioned Name of Notary Public) Personally known __________; OR Produced Identification__________ Type of identification produced:_________________________________
               _________________________________________________________________

                                  SCHEDULE A
                                  ----------

                                  GUARANTORS
                                  ----------


Bride Brook Nursing & Rehabilitation Center, Inc.
Compass Pharmacy Services,Inc.
Compass Pharmacy Services of Maryland, Inc.
Compass Pharmacy Services of Texas, Inc.
Long Ridge Nursing & Rehabilitation Center, Inc.
Longwood Rehabilitation Center, Inc.
Mariner Health Care, Inc.
Mariner Health Care of Fort Wayne, Inc.
Mariner Health Care of Greater Laurel, Inc.
Mariner Health Care of Lake Worth, Inc.
Mariner Health Care of Nashville, Inc.
Mariner Health Care of North Hills, Inc.
Mariner Health Care of Orange City, Inc.
Mariner Health Care of Palm City, Inc.
Mariner Health Care of Pinellas Point, Inc.
Mariner Health Care of Port Orange, Inc.
Mariner Health Care of Southern Connecticut, Inc.
Mariner Health Care of Toledo, Inc.
Mariner Health Care of West Hills, Inc.
Mariner Health Care of Atlantic Shores, Inc.
Mariner Health Care of Deland, Inc.
Mariner Health of Florida, Inc.
Mariner Health Care of Inverness, Inc.
Mariner Health of Jacksonville, Inc.
Mariner Health Care of MacClenny, Inc.
Mariner Health of Maryland, Inc.
Mariner Health Care of MetroWest, Inc.
Mariner Health of Orlando, Inc.
Mariner Health of Tampa, Inc.
Mariner Health Care of Tuskawilla, Inc.
Mariner Health Resources, Inc.
Mariner Practice Corporation
Mariner Physician Services, Inc.
Mariner Supply Services, Inc.
Merrimack Valley Nursing & Rehabilitation Center, Inc.
Methuen Nursing & Rehabilitation Center, Inc.
MHC Rehab. Corp.
Mystic Nursing & Rehabilitation Center, Inc.
Park Terrace Nursing & Rehabilitation Center, Inc.
Pendleton Nursing & Rehabilitation Center, Inc.

Pinnacle Care Corporation
Prism Health Group, Inc.
Sassaquin Nursing & Rehabilitation Center, Inc.
Windward Health Care, Inc.
MarinerSelect Staffing Solutions, Inc.
MedRehab, Inc.
Pinnacle Care Corporation of Huntington
Pinnacle Care Corporation of Nashville
Pinnacle Care Corporation of Seneca
Pinnacle Care Corporation of Sumter
Pinnacle Care Corporation of Williams Bay
Pinnacle Care Corporation of Wilmington
Pinnacle Care Management Corporation
Pinnacle Pharmaceutical Services, Inc.
Pinnacle Rehabilitation, Inc. [a Tennessee corporation]
Cypress Nursing Facility, Inc.
Tri-State Health Care, Inc.
Aid & Assistance, Inc.
The Ocean Pharmacy, Inc.
MHC Transportation, Inc.
Pinnacle Rehabilitation of Missouri, Inc.
Seventeenth Street Associates Limited Partnership (By: Tri-State Health Care, Inc., its general partner)
IHS Rehab Partnership, Ltd. (By:  Mariner Health Care of Nashville, Inc., its
 general partner)
MedRehab of Indiana, Inc.
MedRehab of Louisiana, Inc.
MedRehab of Missouri, Inc.
Mariner Health at Bonifay, Inc.
Mariner Health of Palmetto, Inc.
Mariner Health Properties IV, Ltd. (By:  Mariner Health of Florida, Inc., its
 general partner)
Mariner Health Properties VI, Ltd. (By:  Mariner Health of Florida, Inc., its
 general partner)
Beechwood Heritage Retirement Community, Inc.
National Health Strategies, Inc.
Prism Care Centers, Inc.
Prism Home Care Company, Inc.
Prism Rehab Systems, Inc.
Prism Hospital Ventures, Inc.
Prism Home Care, Inc.
Prism Home Health Services, Inc.
Mariner Health of Seminole County, Inc.
Mariner - Regency Health Partners, Inc.
Regency Health Care Center of Seminole County, Inc.
Tampa Medical Associates, Inc.

Allegis Health and Living Center at Heritage Harbour, L.L.C. (By: Mariner Health of Maryland, Inc., member)